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                       [LETTERHEAD OF EISNER & LUBIN LLP]

                         Independent Auditors' Consent
                         -----------------------------


            We consent to the incorporation by reference of our report dated November 13, 1996, appearing in the Annual Report on Form 10-K of Concord Fabrics Inc. for the fiscal year ended August 31, 1997, into the Registration Statement on Form S-8 of Concord Fabrics Inc., which became effective on February 18, 1994.

                                        /s/  EISNER & LUBIN LLP.
                                        ----------------------------
                                        CERTIFIED PUBLIC ACCOUNTANTS


New York, New York
December 22, 1997









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